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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment NO. 1 to
                                 CURRENT REPORT
                            Dated February 16, 2001

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 4, 2001

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)



           KANSAS                         1-6446                 48-0290000
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



                             500 Dallas, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

The following financial information of Kinder Morgan, Inc., a Kansas corporation (the "Company"), is included herein:

     (1) Financial statements as of December 31, 2000 and 1999, and for the years ended December 31, 2000, 1999 and 1998, incorporated herein by reference from the Financial Statements and Supplementary Data set forth in Item 8 of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1;

     (2) Quarterly financial information (unaudited) for 2000 and 1999: incorporated herein by reference from the Quarterly Financial Information (Unaudited) set forth in Item 8 of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1;

     (3) Selected financial data for each of the five years in the period ended December 31, 2000; incorporated herein by reference from the Selected Financial Data set forth in Item 6 of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1;

     (4) Management's discussion and analysis of financial condition and results of operation; incorporated herein by reference from Management's Discussion and Analysis of Financial Condition and Results of Operations set forth in Item 7 of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1;

     (5) Quantitative and qualitative disclosures about market risk; incorporated herein by reference from Quantitative and Qualitative Disclosures About Market Risk set forth in Item 7A of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1; and

     (6) Schedule II - Valuation and Qualifying Accounts; incorporated herein by reference from Schedule II -- Valuation and Qualifying Accounts set forth in Item 14 of the Company's filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.1.


The consolidated financial statements and related notes of Kinder Morgan Energy Partners, L.P. (an equity method investee of Kinder Morgan, Inc.) are incorporated herein by reference from the Financial Statements and Supplementary Data described in Item 8 and set forth on pages F-1 through F-40 of Kinder Morgan Energy Partners, L.P.'s filing on Form 10-K/A dated April 4, 2001, attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

 99.1   Form 10-K/A of Kinder Morgan, Inc. dated April 4, 2001.

 99.2   Form 10-K/A of Kinder Morgan Energy Partners, L.P. dated April 4, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KINDER MORGAN, INC.


Dated: April 4, 2001                 By: /s/ JOSEPH LISTENGART
                                         -------------------------------
                                         Joseph Listengart
                                         Vice President and General Counsel

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                                 EXHIBIT INDEX
                                 -------------



    Exhibit
      No.                  Description
    ------                 -----------
     99.1        Form 10-K/A of Kinder Morgan, Inc. dated April 4, 2001.

     99.2        Form 10-K/A of Kinder Morgan Energy Partners, L.P. dated
                 April 4, 2001.